SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 1) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Net Income (loss)	$ (1,568,813)	$ 675,996
Basic And Diluted Net Income Per Share	$ (0.05)	$ 0.02
Basic Shares	30,122,738	29,061,883
Diluted Shares	30,122,738	43,450,086
Anti-dilutive Shares Excluded From Net Loss Per Share	22,623,804	3,965,000